UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 25, 2005

LEHMAN ABS CORPORATION (as Depositor under the Trust Agreement dated as of February 1, 2005, providing for the issuance of Lehman ABS Corporation Home Equity Loan Trust, Series 2005-1)

         Lehman ABS Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-116432	13-3447441
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of its Lehman ABS Corporation Home Equity Loan Trust securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-1016432) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $259,500,000 aggregate principal amount of its Lehman ABS Corporation Home Equity Loan Asset-Backed Notes, Series 2005-1, Class A Notes (the “Class A Notes”) on March 11, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated September 27, 2004, as supplemented by the Prospectus Supplement dated March 9, 2005 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below), the Indenture (as defined below) and other operative agreements executed in connection with the issuance of the Class A Notes, a form of which was filed as an exhibit to the Registration Statement.

The Class A Notes were issued pursuant to an Indenture (the “Indenture”), attached hereto as Exhibit 4.2, dated as of February 1, 2005, between Lehman ABS Corporation Home Equity Loan Trust 2005-1, as Issuer (the “Issuer”) and LaSalle Bank National Association, as Indenture Trustee, and are secured by a trust fund (the “Trust Fund”) that consists primarily of a pool of certain first and second lien home equity lines of credit (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $268,634,085 as of February 1, 2005.  The Issuer is governed pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of February 1, 2005, among Lehman ABS Corporation, as Depositor, LaSalle Bank National Association, as Administrator and Wilmington Trust Company, as Owner Trustee.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Trust Agreement dated as of February 1, 2005, among Lehman ABS Corporation, as Depositor, LaSalle Bank National Association, as Administrator and Wilmington Trust Company, as Owner Trustee.

4.2

Indenture dated as of February 1, 2005, between Lehman ABS Corporation Home Equity Loan Trust 2005-1, as Issuer and LaSalle Bank National Association, as Indenture Trustee.

99.1

Transfer and Servicing Agreement dated as of February 1, 2005, among Lehman ABS Corporation Home Equity Loan Trust 2005-1, as Issuer, Lehman ABS Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and LaSalle Bank National Association, as Indenture Trustee.

99.2

Mortgage Loan Sale and Assignment Agreement dated as of February 1, 2005, between Lehman Brothers Holdings Inc., as Seller and Lehman ABS Corporation, as Purchaser.

99.3

GreenPoint Reconstituted Servicing Agreement dated as of February 1, 2005, among Lehman Brothers Holdings, Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, LaSalle Bank National Association, as Indenture Trustee and GreenPoint Mortgage Funding, Inc., as Servicer.

99.4

Administration Agreement dated as of February 1, 2005, among Lehman ABS Corporation Home Equity Loan Trust 2005-1, as Issuer, LaSalle Bank National Association, as Administrator, Wilmington Trust Company, as Owner Trustee, and Lehman ABS Corporation, as Depositor.

99.5

Ambac Assurance Corporation Certificate Guaranty Insurance Policy No. AB0860BE for $259,500,000 for the Class A Note.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN ABS CORPORATION

By:   /s/ Daniel E. Israeli

       Name:  Daniel E. Israeli

       Title:    Vice President

Dated: March 25, 2005

EXHIBIT INDEX

Exhibit No.

Description

4.1

Trust Agreement dated as of February 1, 2005, among Lehman ABS Corporation, as Depositor, LaSalle Bank National Association, as Administrator and Wilmington Trust Company, as Owner Trustee.

4.2

Indenture dated as of February 1, 2005, between Lehman ABS Corporation Home Equity Loan Trust 2005-1, as Issuer and LaSalle Bank National Association, as Indenture Trustee.

99.1

Transfer and Servicing Agreement dated as of Febraury 1, 2005, among Lehman ABS Corporation Home Equity Loan Trust 2005-1, as Issuer, Lehman ABS Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and LaSalle Bank National Association, as Indenture Trustee.

99.2

Mortgage Loan Sale and Assignment Agreement dated as of February 1, 2005, between Lehman Brothers Holdings Inc., as Seller and Lehman ABS Corporation, as Purchaser.

99.3

GreenPoint Reconstituted Servicing Agreement dated as of February 1, 2005, among Lehman Brothers Holdings, Inc., as Seller, Aurora Loan Services LLC, as Master Servicer, LaSalle Bank National Association, as Indenture Trustee and GreenPoint Mortgage Funding, Inc., as Servicer.

99.4

Administration Agreement dated as of February 1, 2005, among Lehman ABS Corporation Home Equity Loan Trust 2005-1, as Issuer, LaSalle Bank National Association, as Administrator, Wilmington Trust Company, as Owner Trustee, and Lehman ABS Corporation, as Depositor.

99.5

Ambac Assurance Corporation Certificate Guaranty Insurance Policy No. AB0860BE for $259,500,000 for the Class A Note.